EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

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                         SUBSIDIARIES OF THE REGISTRANT

Subsidiary                              Ownership         State of Incorporation
----------                              ---------         ----------------------

First Clover Leaf Bank                    100%                    Federal

                     SUBSIDIARIES OF FIRST CLOVER LEAF BANK

Subsidiary                              Ownership         State of Incorporation
----------                              ---------         ----------------------

Clover Leaf Financial Services            100%                   Illinois